Exhibit 10.3

HAZARDOUS MATERIALS INDEMNITY AGREEMENT

THIS HAZARDOUS MATERIALS INDEMNITY AGREEMENT ("Indemnity") is given March 6, 2015, by THOSE ENTITIES LISTED ON SCHEDULE 1, ATTACHED HERETO AND INCORPORATED HEREIN, each a Delaware limited liability company (collectively, “Borrower” or "Borrowers") and RREEF PROPERTY TRUST, INC. a Maryland corporation (“Guarantor” and, collectively, jointly and severally with Borrowers, "Indemnitor") to Wells Fargo Bank, National Association as Administrative Agent (“Agent”) for certain lenders (collectively, with their respective successors or assigns, "Lenders"), on the basis of the following facts and understandings:

A.
Pursuant to the terms of that certain Revolving Loan Agreement by and among Borrowers, Agent and Lenders dated as of the date hereof (as may be amended, supplemented, replaced or modified, "Loan Agreement"), Lenders have agreed to loan to Borrowers the maximum principal sum of Seventy-Five Million and No/100 Dollars ($75,000,000.00) ("Loan") for the purposes specified in the Loan Agreement, said purposes relating to the real property and improvements owned by each Borrower and more particularly described in the Loan Agreement as the Properties.

B.
The Loan is further evidenced and secured by the Revolving Notes and certain other documents described in the Loan Agreement as Loan Documents. The Revolving Notes are secured by, among other things, the Security Deeds.

C.	Guarantor owns 100% of the indirect equity interest in Borrowers and will benefit from the Loans made by Lenders to Borrowers.

D.
The Loan Agreement, the Security Deeds, the Revolving Notes, and those other documents described in the Loan Agreement as Loan Documents, together with all modifications, extensions, renewals and amendments thereto, are collectively referred to hereinafter as the "Loan Documents". This Indemnity is not one of the Loan Documents.

E.
Lenders are willing to make the Loan only on the condition, among others, that Indemnitor defend, indemnify and hold harmless Lenders for, from and against any and all claims, loss, damage, cost, expense or liability arising out of the presence of Hazardous Materials (as defined below) on the Properties.

F.
Since the presence of Hazardous Materials on the Properties may reduce the value of the Properties to an extent that is unforeseeable and indeterminable and may, in fact, cause the value of the Properties to be substantially less than the claims against Lenders or the liabilities associated with ownership of such Properties, Lenders also are willing to make the Loan only on the condition that this Indemnity be and remain an unsecured personal obligation of Indemnitor.

NOW, THEREFORE, in consideration of Lenders contemporaneously herewith making the Loan as requested by Borrowers, and for other good, valuable and adequate consideration, receipt of which is hereby acknowledged, Indemnitor agrees, to the extent permitted by law, as follows:

1.	HAZARDOUS MATERIALS.

1.1	Representations and Warranties. After reasonable investigation and inquiry, Indemnitor hereby represents and warrants to the best of Indemnitor's knowledge as of the date of hereof as follows:

(a)
Hazardous Materials. Except as previously disclosed in the Environmental Reports, the Properties are not and have not been a site for the use, generation, manufacture, storage, treatment, release, threatened release, discharge, disposal, transportation or presence of any oil, flammable explosives, asbestos, urea formaldehyde insulation, mold, toxic mold, radioactive materials, hazardous wastes, toxic or contaminated substances or similar materials, including, without limitation, any substances which are "hazardous substances," "hazardous wastes," "hazardous materials," "toxic substances," "wastes," "regulated substances," "industrial solid wastes," or "pollutants or contaminates" under the Hazardous Materials Laws, as described below, and/or other applicable environmental laws, ordinances and regulations (collectively, the "Hazardous Materials") to the extent that the same have been or would be a violation of any Hazardous Materials Laws. "Hazardous Materials" shall not include commercially reasonable amounts of such materials used in the ordinary course of operation of the Properties which are used and stored in accordance with all applicable Hazardous Materials Laws (as defined below).

(b)
Hazardous Materials Laws. Except as may be disclosed in the Environmental Reports, the Properties are in compliance with all laws, ordinances and regulations relating to Hazardous Materials ("Hazardous Materials Laws"), including, without limitation: the Clean Air Act, as amended, 42 U.S.C. Section 7401 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251 et seq.; the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. Section 6901 et seq.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (including the Superfund Amendments and Reauthorization Act of 1986, "CERCLA"), 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. Section 2601 et seq.; the Hazardous Materials Transportation Act, as amended 49 U.S.C. Section 1801 et seq.; the Atomic Energy Act, as amended, 42 U.S.C. Section 2011 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, as amended, 7 U.S.C. Section 136 et seq.; the Occupational Safety and Health Act, as amended, 29 U.S.C. Section 651, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Mine Safety and Health Act of 1977, as amended, 30 U.S.C. Section 801 et seq.; the Safe Drinking Water Act, as amended, 42 U.S.C. Section 300f et seq.; each as now and hereafter amended, and the regulations thereunder, and any other applicable local, state and/or federal laws or regulations that govern (i) the existence, cleanup and/or remedy of contamination on the Properties; (ii) the protection of the environment from released, spilled, deposited or otherwise emplaced contamination; (iii) the control of hazardous wastes; or (iv) the use, generation, transport, treatment, removal or recovery of Hazardous Materials, including any and all building materials.

(c)
Hazardous Materials Claims. Except as may be disclosed in the Environmental Reports, there are no claims, actions, proceedings or investigations ("Hazardous Materials Claims") pending or, to Indemnitor’s knowledge, threatened against Indemnitor or the Properties by any governmental entity or agency or by any other person or entity relating to Hazardous Materials or pursuant to the Hazardous Materials Laws.

(d)
Border Zone Property. Except as may be disclosed in the Environmental Reports, (i) neither of the Properties located in the State of California (“CA Properties”) have been designated as Border Zone Property under the provisions of California Health and Safety Code, Sections 25220 et seq. and (ii) to Indemnitor's knowledge, there has been no occurrence or condition on any real property adjoining or in the vicinity of either of the CA Properties that could cause either of the California Properties or any part thereof to be designated as Border Zone Property.

1.2	Hazardous Materials Covenants. Indemnitor agrees as follows:

(a)
No Hazardous Activities. Indemnitor shall not cause or permit any Properties to be used as a site for the use, generation, manufacture, storage, treatment, release, discharge, disposal, transportation or presence of any Hazardous Materials.

(b)	Compliance. Indemnitor shall comply, and cause the Properties to comply, with all Hazardous Materials Laws.

(c)
Notices. Indemnitor shall promptly notify Agent in writing of: (1) the discovery of any Hazardous Materials on, under or about any Properties; (2) any knowledge by Indemnitor that the Properties does not comply with any Hazardous Materials Laws; (3) any Hazardous Materials Claims; and (4) the discovery of any occurrence or condition on any real property adjoining or in the vicinity of any Properties that is reasonably likely to cause the Properties or any part thereof to violate Hazardous Materials Laws or, with respect to the CA Properties, to be designated as a Border Zone Property.

(d)	Remedial Action. In response to the presence of any Hazardous Materials on, under or about any Properties, Indemnitor shall promptly take, at Indemnitor's sole expense, all remedial action required by any Hazardous Materials Laws, applicable regulatory agency, governing body or any judgment, consent decree, settlement or compromise in respect to any Hazardous Materials Claims.

1.3
Hazardous Materials Indemnity. INDEMNITOR HEREBY AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS INDEMNITEES FOR, FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, LIABILITIES, CLAIMS, ACTIONS, JUDGMENTS, COURT COSTS AND LEGAL OR OTHER EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND EXPENSES) WHICH INDEMNITEES INCUR AS A DIRECT OR INDIRECT CONSEQUENCE OF (A) THE USE, GENERATION, MANUFACTURE, STORAGE, TREATMENT, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL, TRANSPORTATION OR PRESENCE OF ANY HAZARDOUS MATERIALS WHICH ARE FOUND IN, ON, UNDER, ABOUT OR MIGRATING FROM ANY PROPERTY; (B) ANY VIOLATION OR CLAIM OF VIOLATION OF ANY HAZARDOUS MATERIALS LAWS WITH RESPECT TO ANY PROPERTY; (C) ANY INDEMNITY CLAIM BY A THIRD PARTY AGAINST ONE OR MORE INDEMNITEES IN CONNECTION WITH ANY OF THE FOREGOING; OR (D) THE BREACH OF ANY COVENANTS (OR REPRESENTATIONS AND WARRANTIES) OF INDEMNITOR UNDER THIS INDEMNITY, PROVIDED THAT A CLAIM UNDER THIS SECTION SHALL (i) BE LIMITED TO ACTUAL LOSSES, DAMAGES, LIABILITIES, CLAIMS, ACTIONS, JUDGMENTS, COURT COSTS AND LEGAL OR OTHER EXPENSES INCURRED BY SUCH INDEMNITEE, (ii) NOT BE AVAILABLE TO INDEMNITEES BASED UPON A REDUCTION OF VALUE OF ANY PROPERTY AND/OR LOST PROFITS FROM ANY PROPERTY. SUCH INDEMNITY SHALL INCLUDE, WITHOUT LIMITATION: (I) THE COSTS, WHETHER FORESEEABLE OR UNFORESEEABLE, OF ANY REPAIR, CLEANUP OR DETOXIFICATION OF ANY PROPERTY, OR THE REMOVAL OR REMEDIATION OF ANY HAZARDOUS MATERIALS (REGARDLESS OF THE MEDIUM) FROM ANY PROPERTY, OR THE TAKING OF ANY EMERGENCY ACTION, WHICH IS REQUIRED BY ANY GOVERNMENTAL ENTITY OR IS OTHERWISE NECESSARY TO RENDER ANY PROPERTY IN COMPLIANCE WITH ALL HAZARDOUS MATERIALS LAWS AND REGULATIONS; {II) ALL OTHER DIRECT DAMAGES (INCLUDING, WITHOUT LIMITATION, ANY THIRD PARTY TORT CLAIMS OR GOVERNMENTAL CLAIMS, FINES OR PENALTIES AGAINST ANY AND ALL INDEMNITEES); AND (Ill) ALL COURT COSTS AND REASONABLE ATTORNEYS' FEES AND EXPENSES PAID OR INCURRED BY ANY AND ALL INDEMNITEES. IF (I) A DEFAULT EXISTS, (II) INDEMNITOR FAILS TO DISCHARGE OR UNDERTAKE TO DEFEND ANY INDEMNITEE AGAINST ANY CLAIM, LOSS OR LIABILITY FOR WHICH SUCH INDEMNITEE IS INDEMNIFIED HEREUNDER, WITHIN THREE (3) DAYS AFTER NOTICE TO INDEMNITOR, OR {Ill) LEGAL COUNSEL REASONABLY ADVISES ANY INDEMNITEE THAT A CONFLICT OR POTENTIAL CONFLICT EXISTS BETWEEN ANY INDEMNITEE AND INDEMNITOR THAT WOULD MAKE SUCH SEPARATE REPRESENTATIONS ADVISABLE, THEN INDEMNITOR SHALL PAY ALL REASONABLE ATTORNEYS' FEES AND EXPENSES OF INDEMNITEES (WHICH MAY BE REPRESENTED BY COUNSEL OF THEIR CHOICE) TO AT ANY TIME APPEAR IN AND TO PARTICIPATE IN, AS A PARTY IF THEY SO ELECT, ANY ACTION OR PROCEEDING INITIATED IN CONNECTION WITH ANY HAZARDOUS MATERIALS LAWS THAT AFFECT ANY PROPERTY; PROVIDED, HOWEVER, INDEMNITOR SHALL BE NOT LIABLE FOR THE EXPENSES OF MORE THAN ONE SEPARATE COUNSEL UNLESS AN INDEMNITEE SHALL HAVE REASONABLY CONCLUDED THAT THERE MAY BE LEGAL DEFENSES AVAILABLE TO IT THAT ARE DIFFERENT FROM OR ADDITIONAL TO THOSE AVAILABLE TO ANOTHER INDEMNITEE AND WHICH LEGAL DEFENSES RAISES ETHICAL AND/OR LEGAL CONSIDERATIONS WHICH WARRANT     SEPARATE     COUNSEL.    INDEMNITOR SHALL IMMEDIATELY PAY TO THE APPLICABLE INDEMNITEES UPON DEMAND ANY AMOUNTS OWING UNDER THIS INDEMNITY, TOGETHER WITH INTEREST FROM THE DATE OF DEMAND UNTIL PAID AT THE RATE OF INTEREST APPLICABLE TO THE PRINCIPAL BALANCE OF THE NOTES. FOR THE PURPOSES HEREOF, "INDEMNITEES" SHALL MEAN AGENT AND AGENT’S PARENTS, SUBSIDIARIES, AND AFFILIATES AND LENDERS AND LENDERS’ RESPECTIVE PARENTS, SUBSIDIARIES AND AFFILIATES AND ANY HOLDER OF OR PARTICIPANT IN THE LOAN AND EACH OF THEIR RESPECTIVE DIRECTORS OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS OF ANY OF THE FOREGOING.

NOTWITHSTANDING ANYTHING IN THIS INDEMNITY, THE LOAN DOCUMENTS, OR THE OTHER RELATED DOCUMENTS TO THE CONTRARY, IN NO EVENT SHALL INDEMNITOR

BE RESPONSIBLE OR LIABLE TO ANY INDEMNITEE FOR (A) ANY CLAIMS CAUSED BY THE FRAUD, GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR CRIMINAL ACTS OF ANY INDEMNITEE OR ANY CONTRACTOR, AGENT OR ANY OTHER PARTY ENGAGED BY OR WITHIN THE DIRECT CONTROL OF ANY INDEMNITEE, OR (B) ANY HAZARDOUS MATERIALS FIRST USED, GENERATED, MANUFACTURED, STORED, TREATED, RELEASED, DISCHARGED OR DISPOSED IN, ON, UNDER OR ABOUT ANY PROPERTY BY ANY PERSON OTHER THAN INDEMNITORS AND THEIR AFFILIATES AFTER THE EARLIER OF (a) THE DATE OF FORECLOSURE ON THE APPLICABLE SECURITY INSTRUMENT (OR LENDER'S ACCEPTANCE OF A DEED IN LIEU THEREOF) OR (b) THE DATE LENDER TAKES POSSESSION OF THE APPLICABLE PROPERTY THROUGH THE APPOINTMENT OF A RECEIVER; PROVIDED, HOWEVER, NOTWITHSTANDING THE FOREGOING, IF ANY HAZARDOUS MATERIALS ARE DISCOVERED IN, ON UNDER OR ABOUT SUCH PROPERTY AFTER SUCH APPLICABLE DATE THAT ARE CONSISTENT WITH THE OWNERSHIP, OCCUPANCY, USE OR OPERATION OF SUCH PROPERTY WHICH OCCURRED DURING THE APPLICABLE BORROWER'S OWNERSHIP, OCCUPANCY, USE OR OPERATION OF SUCH PROPERTY, THEN, SOLELY FOR THE PURPOSE OF DETERMINING THE EXTENT OF INDEMNITOR'S LIABILITY HEREUNDER (AND NOT FOR THE BENEFIT OF ANY THIRD PARTY), THERE IS A PRESUMPTION THAT THE USE, GENERATION, MANUFACTURE, STORAGE, DISPOSAL OF, TRANSPORTATION OR PRESENCE OF ANY OF SAID HAZARDOUS MATERIALS IN, ON, UNDER, ABOUT, OR MIGRATING FROM, SUCH PROPERTY OCCURRED DURING THE APPLICABLE BORROWER'S OWNERSHIP, OCCUPANCY, USE OR OPERATION OF SUCH PROPERTY, AND INDEMNITOR SHALL CONTINUE TO BE OBLIGATED TO INDEMNIFY HEREUNDER UNLESS INDEMNITOR OVERCOMES SAID PRESUMPTION WITH THE BURDEN OF PROOF.

1.4
Legal Effect. The term of the indemnity provided for herein will commence on the Effective Date. Without in any way limiting the above, it is expressly understood that Indemnitor's duty to defend and indemnify the Indemnitees hereunder shall survive: (1) any judicial or non-judicial foreclosure under the Security Instruments, or transfer of the Properties in lieu thereof; (2) the cancellation of the Notes and the release, satisfaction or reconveyance or partial release, satisfaction or reconveyance of the Security Instruments; and (3) the satisfaction of all of Borrowers' obligations under the Loan Documents.

2.
SETTLEMENTS; CLAIMS; JUDGMENTS. Without the prior written consent of Indemnitor, Agent may settle or compromise any claim with respect to Hazardous Materials made against any Indemnitee and Agent may employ an attorney of Agent's own selection to defend such Indemnitee. Subject to the terms and conditions of that certain Section hereof entitled Hazardous Materials Indemnity, Indemnitor shall pay upon demand all of the costs and expenses of such defense. In addition, and notwithstanding any other provision of this Indemnity, Indemnitor shall not, without the prior written consent of Agent: (a) settle or compromise any action, suit, proceeding, or claim in which any Indemnitee is named as a party or consent to the entry of any judgment in such a matter that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the Indemnitee of a written release of the Indemnitee (in form, scope and substance satisfactory to Agent and the Indemnitee in its sole discretion) from all liability in respect of such action, suit, or proceeding; or (b) settle or compromise any action, suit, proceeding, or claim in which an Indemnitee is named as a party in any manner that may materially and adversely affect Agent as determined by Agent in its sole discretion.

3.
INTEREST. Indemnitor shall pay Agent, on demand, interest, at the rate applicable to the principal balance of the Notes as specified therein, or any out-of-pocket costs or expenses incurred by Agent in the enforcement of this Indemnity or on any sums Agent is obligated to pay in respect to the matters with respect to which this Indemnity is given, from the date of Agent's demand.

4.
RIGHTS NOT EXCLUSIVE. The rights of Indemnitees under this Indemnity shall be in addition to any other rights and remedies of Agent against Indemnitor under any other document or instrument now or hereafter executed by Indemnitor, or at law or in equity (including, without limitation, any right of reimbursement or contribution pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., as heretofore or hereafter amended from time to time).

5.
RIGHTS OF AGENT. Indemnitor authorizes Agent, without giving notice to Indemnitor or obtaining Indemnitor's consent and without affecting the liability of Indemnitor, from time to time to: (a) renew, modify or extend all or any portion of any Borrower's obligations under any Note or any of the other Loan Documents and any obligations under or in connection with any Derivatives Contract between Borrowers and Agent or any Lender; (b) declare all sums owing to Lenders under the Notes or any of the other Loan Documents and any obligations under or in connection with any Derivatives Contract between Borrowers and Agent or any Lender, due and payable upon the occurrence of an Event of Default under the Loan Documents or an Event of Default as defined in any Derivatives Contract between Borrowers and Agent or any Lender; (c) make non-material changes in the dates specified for payments of any sums payable in periodic installments under any Note or any of the other Loan Documents; (d) otherwise modify the terms of any of the Loan Documents or any Derivatives Contract between Borrowers and Agent or any Lender, except for: (i) increases in the principal amount of any Note or changes in the manner by which interest rates, fees or charges are calculated under any Note and the other Loan Documents (Indemnitor acknowledges that if the Notes or the other Loan Documents so provide, said interest rates, fees and charges may vary from time to time) or (ii) advancement of the Maturity Date (as defined in the Loan Agreement) of the Notes where no Event of Default has occurred under the Loan Documents; (e) take and hold security for the performance of any Borrower's obligations under the Notes or the other Loan Documents and any obligations under or in connection with any Derivatives Contract between Borrowers and Agent or any Lender, and exchange, enforce, waive, subordinate and release any such security in whole or part; (f) apply such security and direct the order or manner of sale thereof as Agent in its discretion may determine; (g) release, substitute or add any one or more endorsers of the Notes or guarantors of any Borrower's obligations under the Notes or the other Loan Documents or any obligations under or in connection with any Derivatives Contract between Borrowers and Agent or any Lender; (h) apply payments received by Agent from any Borrowers to any obligations of Borrowers to Agent, in such order as Agent shall determine in its sole discretion, whether or not any such obligations are covered by this Indemnity; (i) assign this Indemnity in whole or in part; and (j) assign, transfer or negotiate all or any part of the indebtedness guaranteed by this Indemnity.

6.
INDEMNITOR'S WAIVERS. To the extent permitted by applicable law, Indemnitor waives: (a) any defense based upon any legal disability or other defense of any Borrower, any other guarantor or other person, or by reason of the cessation or limitation of the liability of any Borrower from any cause other than full payment of all sums payable under the Loan Documents and satisfaction of all obligations under or in connection with any Derivatives Contract between Borrower and Agent or any Lender; (b) any defense based upon any lack of authority of the officers, directors, partners, managers, members or agents acting or purporting to act on behalf of any Borrower, Indemnitor or any principal of any Borrower or Indemnitor, any defect in the formation of any Borrower, Indemnitor or any principal of any Borrower or Indemnitor; (c) any defense based upon the application by any Borrower of the proceeds of the Loan for purposes other than the purposes represented by any Borrower to Agent or intended or understood by Agent or Indemnitor; (d) any and all rights and defenses arising out of an election of remedies by Agent, even though that election of remedies (such as a nonjudicial foreclosure, if available and/or permitted, with respect to security for a guaranteed obligation) has or may have destroyed Indemnitor's rights of subrogation and reimbursement against any Borrower by the operation of any applicable state law or otherwise; (e) any defense based upon Agent's failure to disclose to Indemnitor any information concerning any Borrower's financial condition or any other circumstances bearing on any Borrower's ability to pay and perform its obligations under the Notes or any of the other Loan Documents and any obligations under or in connection with any Derivatives Contract between Borrower and Agent or any Lender, or upon the failure of any other principals of any Borrower to guaranty the Loan; (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (g) any defense based upon Agent's election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; (h) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code; (i) any right of subrogation, any right to enforce any remedy which Agent may have against any Borrower and any right to participate in, or benefit from, any security for the Notes or the other Loan Documents or any obligations under or in connection with any Derivatives Contract between Borrower and Agent or any Lender now or hereafter held by Agent; (j) presentment, demand, protest and notice of any kind; (k) the benefit of any statute of limitations affecting the liability of Indemnitor hereunder or the enforcement hereof; and (l) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Borrower. Indemnitor further waives any and all rights and defenses that Indemnitor may have because any Borrower's debt is secured by real property; this means, among other things, that: (1) Agent may collect from Indemnitor without first foreclosing on any real or personal property collateral pledged by any Borrower; (2) if Agent forecloses on any real property collateral pledged by any Borrower, then (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Agent may collect from Indemnitor even if Agent, by foreclosing on the real property collateral, has destroyed any right Indemnitor may have to collect from any Borrower. The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses Indemnitor may have because any Borrower's debt is secured by real property. This understanding and waiver is made in addition to and not in limitation of any of the other terms and conditions of this Guaranty. These rights and defenses being waived by Indemnitor include, but are not limited to, any rights or defenses based upon deficiency limitation or anti-deficiency, redemption or other similar rights, if any. Without limiting the generality of the foregoing or any other provision hereof, Indemnitor further expressly waives, to the extent permitted by law, any and all rights and defenses, including without limitation any rights of subrogation, reimbursement, indemnification and contribution, which might otherwise be available to Indemnitor under applicable law. Finally, Indemnitor agrees that the performance of any act or any payment which tolls any statute of limitations applicable to the Notes or any of the other Loan Documents shall similarly operate to toll the statute of limitations applicable to Indemnitor's liability hereunder. In addition, Indemnitor understands that Indemnitor's duties, obligations and liabilities under this Indemnity are not limited in any way by any information (whether obtained from any Borrower, from Indemnitor, or from Agent's own investigations) which Agent may have concerning the Properties and the presence of any Hazardous Materials on the Properties.

7.
ENFORCEABILITY. Indemnitor hereby acknowledges that: (a) the obligations undertaken by Indemnitor in this Indemnity are complex in nature, and (b) numerous possible defenses to the enforceability of these obligations may presently exist and/or may arise hereafter, and (c) as part of Agent's consideration for entering into this transaction and any Derivatives Contract between Borrowers and Agent, Agent has specifically bargained for the waiver and relinquishment by Indemnitor of all such defenses, and (d) Indemnitor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, Indemnitor does hereby represent and confirm to Agent that Indemnitor is fully informed regarding, and that Indemnitor does thoroughly understand: (i) the nature of all such possible defenses, and (ii) the circumstances under which such defenses may arise, and (iii) the benefits which such defenses might confer upon Indemnitor, and (iv) the legal consequences to Indemnitor of waiving such defenses. Indemnitor acknowledges that Indemnitor makes this Indemnity with the intent that this Indemnity and all of the informed waivers herein shall each and all be fully enforceable by Agent, and that Agent is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

8.	MISCELLANEOUS.

8.1
Notices. All notices, demands, or other communications under this Indemnity and the other Loan Documents shall be in writing and shall be delivered to the appropriate party at the address set forth below (subject to change from time to time by written notice to all other parties to this Indemnity). All notices, demands or other communications shall be considered as properly given if delivered personally or sent by first class United States Postal Service mail, postage prepaid, or by Overnight Express Mail or by overnight commercial courier service, charges prepaid, except that notice of Default may be sent by certified mail, return receipt requested, charges prepaid. Notices so sent shall be effective three (3) Business Days after mailing, if mailed by first class mail, and otherwise upon delivery or refusal; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. For purposes of notice, the address of the parties shall be:

Indemnitor:	RREEF Property Trust, Inc. c/o Deutsche Asset and Wealth Management 101 California Street, 24th Floor San Francisco, CA 94111 Attention: Eric Russell
With a copy to:	Alston & Bird LLP 1201 West Peachtree Street Atlanta, Georgia 30309-3424 Attention: James G. Farris, Jr.
Agent:
Wells Fargo Bank, National Association
10 South Wacker Dr.
Suite 3200
Chicago, IL 60606
Attention: Sam Supple

With a copy to:

Wells Fargo Bank, National Association
10 South Wacker Dr.
Suite 3200
Chicago, IL 60606
Attention: Jeff Goodman

With a copy to:

Wells Fargo Bank, National Association
10 South Wacker Dr.
Suite 3200
Chicago, IL 60606
Attention: Todd Finnelly

With a copy to:

Wells Fargo Bank, National Association
Minneapolis Loan Center
608 2nd Avenue South, 11th Floor
Minneapolis, MN 55402
Attention: : Jon Fisher
Loan #: 1013159

Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days’ notice to the other party in the manner set forth hereinabove.

8.2
Attorneys' Fees and Expenses; Enforcement. Subject to the terms and conditions of that certain Section hereof entitled Hazardous Materials Indemnity, if any attorney is engaged by Agent, or one or more other Indemnitees, to enforce or defend any provision of this Indemnity or as a consequence of any Event of Default under the Loan Documents, or an Event of Default under or in connection with, and as defined in, any Derivatives Contract between Borrower and Agent or any Lender, with or without the filing of any legal action or proceeding, and including, without limitation, any fees and expenses incurred in any bankruptcy proceeding or in connection with any appeal of a lower court decision, then Indemnitor shall immediately pay to Agent, upon demand, the amount of all reasonable attorneys' fees and expenses and all costs incurred in connection therewith, including all trial and appellate proceedings in any legal action, suit, bankruptcy or other proceeding, together with interest thereon from the date of such demand until paid at the highest rate of interest applicable to the principal balance of the Notes as specified therein. In the event of any legal proceedings, court costs and attorneys' fees shall be set by the court and not by any jury and shall be included in any judgment obtained by Agent.

8.3
No Waiver. No previous waiver and no failure or delay by Agent in acting with respect to the terms of the Notes or this Indemnity shall constitute a waiver of any breach, default, or failure of condition under any Note or this Indemnity or the obligations secured thereby. A waiver of any term of any Note or this Indemnity or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver.

8.4
Loan Sales and Participation; Disclosure of Information. Indemnitor agrees that Agent may elect, at any time, to sell, assign or grant participation in all or any portion of Agent's rights and obligations under the Loan Documents and this Indemnity, and that any such sale, assignment or participation may be to one or more Eligible Assignees ("Participant") in accordance with the terms of the Loan Agreement. Indemnitor further agrees that Agent may disseminate to any such actual or potential purchaser(s), assignee(s) or participant(s) all documents and information (including, without limitation, all financial information) which has been or is hereafter provided to or known to Agent with respect to: (a) the Properties and their operation; (b) any party connected with the Loan (including, without limitation, the Borrowers, any partner, shareholder, joint venturer, manager or member of Borrowers, any constituent partner, shareholder, joint venturer, manager or member of Borrowers, any Guarantor, and any Indemnitor); and/or (c) any lending relationship other than the Loan which Agent may have with any party connected with the Loan, provided that each of such parties agrees to maintain the confidential nature of such information prior to receiving access to same. In the event of any such sale, assignment or participation, Agent and the parties to such transaction shall share in the rights and obligations of Agent as set forth in the Loan Documents only as and to the extent they agree among themselves. In connection with any such sale, assignment or participation, Indemnitor further agrees that this Indemnity shall be sufficient evidence of the obligations of Indemnitor to each purchaser, assignee, or participant, and upon written request by Agent, at no cost to Indemnitor, Indemnitor shall consent to such amendments or modifications to the Loan Documents and Other Related Documents as may be reasonably required in order to evidence any such sale, assignment or participation; provided, however, in no event shall such amendments or modifications increase any obligation to any Borrowers, Guarantor or Indemnitor under the Loan Documents or the Other Related Documents and/or decrease any rights of any Borrowers, Guarantor or Indemnitor under the Loan Documents or the Other Related Documents.

Anything in this Indemnity to the contrary notwithstanding, and without the need to comply with any of the formal or procedural requirements of this Indemnity, including this Section, any Lender may at any time and from time to time pledge and assign all or any portion of its rights under all or any of the Loan Documents to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from its obligations thereunder.

8.5
Waiver of Right to Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE STATE LAW, EACH PARTY TO THIS INDEMNITY, AND BY ITS ACCEPTANCE HEREOF, AGENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY AND AGENT HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS INDEMNITY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO AND AGENT TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDERS TO MAKE THE LOAN TO BORROWER.

8.6
Severability. If any provision or obligation under this Indemnity shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from this Indemnity and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of this Indemnity.

8.7
Heirs, Successors and Assigns. Except as otherwise expressly provided under the terms and conditions herein, the terms of this Indemnity shall bind and inure to the benefit of the successors and permitted assigns of the parties hereto.

8.8	Time. Time is of the essence of each and every term herein.

8.9
Governing Law and Consent to Jurisdiction. This Indemnity and any claim, controversy or dispute arising under or related to this Indemnity, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to any conflicts of law principles, except to the extent preempted by federal laws. Indemnitor and all persons and entities in any manner obligated to Agent under the Loan Documents consent to the jurisdiction of any federal or state court within the State of New York having proper venue and also consent to service of process by any means authorized by New York or federal law.

8.10
Survival. This Indemnity shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Agent under the Security Deeds or any of the other Loan Documents, including without limitation any foreclosure or deed in lieu thereof.

8.11	Joint and Several Liability. The liability of all persons and entities obligated in any manner hereunder as an Indemnitor shall be joint and several.

8.12	Headings. All article, section or other headings appearing in this Indemnity are for convenience of reference only and shall be disregarded in construing this Indemnity.

8.13	Defined Terms. Unless otherwise defined herein, capitalized terms used in this Indemnity shall have the meanings attributed to such terms in the Loan Agreement.

8.14
Rules of Construction. The words “Borrower” and "Borrowers" as used herein shall include both the named Borrowers and any other person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrowers under the Notes and the other Loan Documents. The term "person" as used herein shall include any individual, company, trust or other legal entity of any kind whatsoever. If this Indemnity is executed by more than one person, the term “Indemnitor" shall include all such persons. The word "Agent" shall include Agent, its successors, assigns and affiliates and the word “Lender” or “Lenders” shall include each Lender and the respective successors, assigns and affiliates of each Lender.

8.15
Use of Singular and Plural; Gender. When the identity of the parties or other circumstances make it appropriate, the singular number includes the plural, and the masculine gender includes the feminine and/or neuter.

8.16	Exhibits, Schedules and Riders. All exhibits, schedules, riders and other items attached hereto are incorporated into this Indemnity by such attachment for all purposes.

8.17
Integration; Interpretation. This Indemnity and the Loan Documents contain the entire agreement of the parties with respect to the matters contemplated hereby and supersedes all prior negotiations or agreements, written or oral. This Indemnity shall not be modified except by written instrument executed by all parties.

IN WITNESS WHEREOF, this Indemnity has been executed as of the date first set forth above.

"AGENT" WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ Samuel T. Supple Name: Samuel T. Supple Title: Senior Vice President

"GUARANTOR" RREEF PROPERTY TRUST, INC., a Maryland corporation By: /s/ James N. Carbone Name: James N. Carbone Title: Chief Executive Officer and President

“BORROWERS”:

RPT WALLINGFORD PLAZA, LLC, a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name: Anne-Marie Vandenberg
Title:    Vice President

RPT TERRA NOVA PLAZA, LLC, a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name: Anne-Marie Vandenberg
Title:    Vice President

RPT HERITAGE PARKWAY, LLC, a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name: Anne-Marie Vandenberg
Title:    Vice President

RPT ANAHEIM HILLS OFFICE PLAZA, LLC, a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name: Anne-Marie Vandenberg
Title:    Vice President

RPT 1109 COMMERCE BOULEVARD, LLC, a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name: Anne-Marie Vandenberg
Title:    Vice President

SCHEDULE 1

List of Borrowers

RPT 1109 Commerce Boulevard, LLC
RPT Anaheim Hills Office Plaza, LLC
RPT Heritage Parkway, LLC
RPT Terra Nova Plaza, LLC
RPT Wallingford Plaza, LLC